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                                                                    EXHIBIT 32.1

      CERTIFICATION  PURSUANT TO 18 U.S.C.  SECTION 1350 AS ADOPTED  PURSUANT TO
      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, L. B. (Brad) Clarke, President and Chief Financial Officer of Organetix, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      Date: May 10, 2004


     /s/ L. B. (Brad) Clarke
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     L. B. (Brad) Clarke
     President and Chief Financial Officer